CABANA TARGET BETA ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024

EXCHANGE-TRADED FUNDS — 99.2%	Shares	Fair Value
CURRENCY — 10.0%
Invesco DB US Dollar Index Bullish Fund	370,120	$10,644,651

EQUITY — 45.3%
Consumer Staples Select Sector SPDR Fund	204,905	15,951,854
Energy Select Sector SPDR Fund	175,141	16,324,894
Health Care Select Sector SPDR Fund	35,155	5,260,243
Invesco Nasdaq 100 ETF	28,281	5,479,727
JPMorgan Equity Premium Income ETF	89,901	5,167,509
		48,184,227
FIXED INCOME — 43.9%
iShares 7-10 Year Treasury Bond ETF	54,379	5,224,191
SPDR Nuveen Bloomberg High Yield Municipal Bond	603,305	15,661,797
Vanguard Long-Term Bond	142,497	10,316,783
Vanguard Long-Term Treasury ETF	260,385	15,495,511
		46,698,282

Total Exchange-Traded Funds (Cost $103,298,372)		105,527,160

Total Investments — 99.2% (Cost $103,298,372)		105,527,160

Other Assets in Excess of Liabilities — 0.8%		832,908

NET ASSETS — 100.0%		$106,360,068